SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 Filed by the Registrant                      [X]

                 Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

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
[  ]   Preliminary Proxy Statement



[  ]   Preliminary Additional Materials



[X]    Definitive Proxy Statement



[  ]   Definitive Additional Materials



[  ]   Soliciting Material Pursuant to Sec. 240.14a-11(e) or Sec. 240.14a-12

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
      (Name of Registrant as Specified In Its Charter)  Fidelity Commonwealth Trust

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
            (Name of Person(s) Filing Proxy Statement)  Arthur S. Loring, Secretary

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Payment of Filing Fee (Check the appropriate box):

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
[  ]   $125 per Exchange Act Rules 0-11(c)(ii), 14a-6(j) (1), or 14a-6(j) (2).



[  ]   $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(j) (3).



[  ]   Fee computed on table below per Exchange Act Rules 14a-6(j) (4) and 0-11.

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            (1)   Title of each class of securities to which

                  transaction applies:



            (2)   Aggregate number of securities to which

                  transaction applies:



            (3)   Per unit price or other underlying value of transaction

                  computed pursuant to Exchange Act Rule 0-11:



            (4)   Proposed maximum aggregate value of transaction:


[X]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2)

      and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


      (1)   Amount Previously Paid:  $125.00



      (2)   Form, Schedule or Registration Statement No.: 811-2546



      (3)   Filing Party:  Registrant



      (4)   Date Filed:  July 19, 1994


FIDELITY SMALL CAP STOCK FUND
A FUND OF FIDELITY COMMONWEALTH TRUST
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of Fidelity Small Cap Stock Fund:
 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity Small Cap Stock Fund (the fund) will be held at the office of Fidelity Commonwealth Trust (the trust), 82 Devonshire Street, Boston, Massachusetts 02109 on October 26, 1994, at 9:30 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the meeting or any adjournments thereof.
 1. To elect a Board of Trustees.
 2. To ratify the selection of Coopers & Lybrand    L.L.P.     as
independent accountants of the trust.
 3. To amend the Declaration of Trust to provide dollar-based voting rights for shareholders of the trust.
 4. To amend the Declaration of Trust regarding shareholder notification of appointment of Trustees.
 5. To amend the Declaration of Trust to provide the fund with the ability to invest all of its assets in another open-end investment company with substantially the same investment objective and policies.
 6. To adopt a new fundamental investment policy for the fund permitting it to invest all of its assets in another open-end investment company with substantially the same investment objective and policies.
 7. To approve an amended management contract for the fund.
 The Board of Trustees has fixed the close of business on August 29, 1994 as the record date for the determination of the shareholders of the fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.
By order of the Board of Trustees,
ARTHUR S. LORING, Secretary
August 29, 1994
YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.
SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE TO THE FUND, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help you avoid the time and expense to the fund involved in validating your vote if you fail to execute your proxy card properly.
 1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
 2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
 3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 REGISTRATION   VALID
                SIGNATURE

A. 1)   ABC Corp.                       John Smith,
                                        Treasurer

 2)     ABC Corp.                       John Smith,
                                        Treasurer

        c/o John Smith, Treasurer

B. 1)   ABC Corp. Profit Sharing Plan   Ann B. Collins,
                                        Trustee

 2)     ABC Trust                       Ann B. Collins,
                                        Trustee

 3)     Ann B. Collins, Trustee         Ann B. Collins,
                                        Trustee

        u/t/d 12/28/78

C. 1)   Anthony B. Craft, Cust.         Anthony B. Craft

        f/b/o Anthony B. Craft, Jr.

        UGMA


PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY SMALL CAP STOCK FUND
TO BE HELD OCTOBER 26, 1994
 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Commonwealth Trust (the trust) to be used at the Special Meeting of Shareholders of Fidelity Small Cap Stock Fund (the fund) and at any adjournments thereof (the Meeting), to be held October 26, 1994 at 9:30 a.m. at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust. Shareholders of the trust's other funds (Fidelity Market Index Fund and Fidelity Intermediate Bond Fund) will also participate and have been mailed a separate notice and proxy statement relating to proposals to be voted upon by the trust and/or by the shareholders of those funds. The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about August 29, 1994. Supplementary solicitations may be made by mail, telephone, telegraph, or by personal interview by representatives of the trust. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the fund. The fund will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person. All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. All proxies not voted, including broker non-votes, will not be counted toward establishing a quorum. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 If a quorum is present at the Meeting, but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted against the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. A copy of each fund's annual report for the fiscal year ended April 30, 1994 has been mailed or delivered to shareholders of each respective fund entitled to vote at the meeting.
 Shares of each fund in the trust issued and outstanding as of July 31, 1994 are indicated in the following table:
FIDELITY SMALL CAP STOCK FUND    62,939,811
FIDELITY MARKET INDEX FUND    8,792,961
FIDELITY INTERMEDIATE BOND FUND    187,581,785
 To the knowledge of the trust, no shareholder owned of record or
beneficially more than    5    % of the    total     outstanding shares of
any of the funds on that date. Shareholders of record at the close of business on August 29, 1994 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each share held on that date.
VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSALS 1 AND 2. APPROVAL OF PROPOSAL 3 REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES
    OF THE TRUST AND OF EACH FUND OF THE TRUST AND, IN THE CASE OF PROPOSALS 4 AND 5, A MAJORITY OF OUTSTANDING SHARES OF THE ENTIRE TRUST. APPROVAL OF PROPOSALS 6 AND 7 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE FUND. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), A "MAJORITY VOTE OF THE OUTSTANDING VOTING SECURITIES'' MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE SHARES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING SHARES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING SHARES.
 1. TO ELECT A BOARD OF TRUSTEES.
 Pursuant to the provisions of the Declaration of Trust of Fidelity Commonwealth Trust, the Trustees have determined that the number of Trustees shall be fixed at twelve. It is intended that the enclosed proxy card will be voted for the election as Trustees of the twelve nominees listed below, unless such authority has been withheld in the proxy card.
 Except for Mr. Mann, all nominees named below are currently Trustees of Fidelity Commonwealth Trust and have served in that capacity continuously since originally elected or appointed. Mr. Cox, Mrs. Davis, Mr. Jones, and Mr. Lynch were selected by the trust's Nominating and Administration
Committee (see        page ) and were appointed to the Board in November
1991, December 1992, May 1990, and April 1990, respectively. None of the nominees is related to one another. Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the fund's investment adviser, Fidelity Management & Research Company (FMR, or the Adviser), or the fund's distribution agent, Fidelity Distributors Corporation (FDC). Each of the nominees is currently a Trustee or General Partner, as the case may be, of other funds advised by FMR.
 In the election of Trustees, those twelve nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.

Nominee                  Principal Occupation(s)**                Year of
 (Age)                                                            Election or
                                                                  Appointme
                                                                  nt

*J. Gary Burkhead        Senior Vice President, is                1987
82 Devonshire Street     President of FMR; and President
Boston, MA               and a Director of FMR Texas
 (53)                    Inc. (1989), Fidelity
                         Management & Research (U.K.)
                         Inc., and Fidelity Management &
                         Research (Far East) Inc.

Ralph F. Cox             Consultant to Western Mining             1991
200 Rivercrest Drive     Corporation (1994). Prior to
Fort Worth, TX           February 1994, he was
 (62)                    President of Greenhill Petroleum
                         Corporation (petroleum
                         exploration and production,
                         1990). Until March 1990, Mr.
                         Cox was President and Chief
                         Operating Officer of Union
                         Pacific Resources Company
                         (exploration and production). He
                         is a Director of Bonneville Pacific
                         Corporation (independent power,
                         1989), Sanifill Corporation
                         (non-hazardous waste, 1993),
                         and CH2M Hill Companies
                         (engineering). In addition, he
                         served on the Board of Directors
                         of the Norton Company
                         (manufacturer of industrial
                         devices, 1983-1990) and
                         continues to serve on the Board
                         of Directors of the Texas State
                         Chamber of Commerce, and is a
                         member of advisory boards of
                         Texas A&M University and the
                         University of Texas at Austin.

Phyllis Burke Davis      Prior to her retirement in               1992
P.O. Box 264             September 1991, Mrs. Davis
Bridgehampton, NY        was the Senior Vice President of
 (62)                    Corporate Affairs of Avon
                         Products, Inc. She is currently a
                         Director of BellSouth
                         Corporation
                         (telecommunications), Eaton
                         Corporation (manufacturing,
                         1991), and the TJX Companies,
                         Inc. (retail stores, 1990), and
                         previously served as a Director
                         of Hallmark Cards, Inc.
                         (1985-1991) and Nabisco
                         Brands, Inc. In addition, she
                         serves as a Director of the New
                         York City Chapter of the National
                         Multiple Sclerosis Society, and is
                         a member of the Advisory
                         Council of the International
                         Executive Service Corps. and
                         the President's Advisory Council
                         of The University of Vermont
                         School of Business
                         Administration.

Richard J. Flynn         Financial consultant. Prior to           1982
77 Fiske Hill            September 1986, Mr. Flynn was
Sturbridge, MA           Vice Chairman and a Director of
 (70)                    the Norton Company
                         (manufacturer of industrial
                         devices). He is currently a
                         Director of Mechanics Bank and
                         a Trustee of College of the Holy
                         Cross and Old Sturbridge
                         Village, Inc.

*Edward C. Johnson       President, is Chairman, Chief            1974
3d                       Executive Officer and a Director
82 Devonshire Street     of FMR Corp.; a Director and
Boston, MA               Chairman of the Board and of
 (64)                    the Executive Committee of
                         FMR; Chairman and a Director
                         of FMR Texas Inc. (1989),
                         Fidelity Management &
                         Research (U.K.) Inc., and
                         Fidelity Management &
                         Research (Far East) Inc.

E. Bradley Jones         Prior to his retirement in 1984,         1990
3881-2 Lander Road       Mr. Jones was Chairman and
Chagrin Falls, OH        Chief Executive Officer of LTV
 (66)                    Steel Company. Prior to May
                         1990, he was a Director of
                         National City Corporation (a
                         bank holding company) and
                         National City Bank of Cleveland.
                         He is a Director of TRW Inc.
                         (original equipment and
                         replacement products),
                         Cleveland-Cliffs Inc        (mining),
                         NACCO Industries, Inc. (mining
                         and marketing), Consolidated
                         Rail Corporation, Birmingham
                         Steel Corporation, Hyster-Yale
                         Materials Handling, Inc. (1989)
                         and RPM Inc. (manufacturer of
                         chemical products, 1990). In
                         addition, he serves as a Trustee
                         of First Union Real Estate
                         Investments, Chairman of the
                         Board of Trustees and a
                         member of the Executive
                         Committee of the Cleveland
                         Clinic Foundation, a Trustee and
                         a member of the Executive
                         Committee of University School
                         (Cleveland), and a Trustee of
                         Cleveland Clinic Florida.

Donald J. Kirk           Professor at Columbia University         1987
680 Steamboat Road       Graduate School of Business
Apartment #1-North       and a financial consultant. Prior
Greenwich, CT            to 1987, he was Chairman of the
 (61)                    Financial Accounting Standards
                         Board. Mr. Kirk is a Director of
                         General Re Corporation
                         (reinsurance) and Valuation
                         Research Corp. (appraisals and
                         valuations, 1993). In addition, he
                         serves as Vice Chairman of the
                         Board of Directors of the
                         National Arts Stabilization Fund
                         and Vice Chairman of the Board
                         of Trustees of the Greenwich
                         Hospital Association.

*Peter S. Lynch          Vice Chairman of FMR (1992).             1990
82 Devonshire Street     Prior to his retirement on May
Boston, MA               31, 1990, he was a Director of
  (51)                   FMR (1989) and Executive Vice
                         President of FMR (a position he
                         held until March 31, 1991); Vice
                         President of Fidelity Magellan
                         Fund and FMR Growth Group
                         Leader; and Managing Director
                         of FMR Corp. Mr. Lynch was
                         also Vice President of Fidelity
                         Investments Corporate Services
                         (1991-1992). He is a Director of
                         W.R. Grace & Co. (chemicals,
                         1989) and Morrison Knudsen
                         Corporation (engineering and
                         construction). In addition, he
                         serves as a Trustee of Boston
                         College, Massachusetts Eye &
                         Ear Infirmary, Historic Deerfield
                         (1989) and Society for the
                         Preservation of New England
                         Antiquities, and as an Overseer
                         of the Museum of Fine Arts of
                         Boston (1990).

Gerald C. McDonough      Chairman of G.M. Management              1989
135 Aspenwood Drive      Group (strategic advisory
Cleveland, OH            services). Prior to his retirement
 (65)                    in July 1988, he was Chairman
                         and Chief Executive Officer of
                         Leaseway Transportation Corp.
                         (physical distribution services).
                         Mr. McDonough is a Director of
                         ACME-Cleveland Corp. (metal
                         working, telecommunications
                         and electronic products),
                         Brush-Wellman Inc. (metal
                         refining), York International
                         Corp. (air conditioning and
                         refrigeration, 1989), Commercial
                         Intertech Corp. (water treatment
                         equipment, 1992), and
                         Associated Estates Realty
                         Corporation (a real estate
                         investment trust, 1993).

Edward H. Malone         Prior to his retirement in 1985,         1989
5601 Turtle Bay Drive    Mr. Malone was Chairman,
#2104                    General Electric Investment
Naples, FL               Corporation and a Vice
 (69)                    President of General Electric
                         Company. He is a Director of
                         Allegheny Power Systems, Inc.
                         (electric utility), General Re
                         Corporation (reinsurance), and
                         Mattel Inc. (toy manufacturer). In
                         addition, he serves as a Trustee
                         of Corporate Property Investors,
                         the EPS Foundation at Trinity
                         College, the Naples
                         Philharmonic Center for the Arts,
                         and Rensselaer Polytechnic
                         Institute, and he is a member of
                         the Advisory Boards of Butler
                         Capital Corporation Funds and
                         Warburg, Pincus Partnership
                         Funds.

Marvin L. Mann           Chairman of the Board,                   --
55 Railroad Avenue       President, and Chief Executive
Greenwhich, CT           Officer of Lexmark International,
 (61)                    Inc. (office machines, 1991).
                         Prior to 1991, he held positions
                         of Vice President of International
                         Business Machines Corporation
                         ("IBM") and President and
                         General Manager of various IBM
                         divisions and subsidiaries. Mr.
                         Mann is a Director of M.A.
                         Hanna Company (chemicals,
                         1993) and Infomart (marketing
                         services, 1991), a Trammell
                         Crow Co. In addition, he serves
                         as the Campaign Vice Chairman
                         of the Tri-State United Way
                         (1993) and is a member of the
                         University of Alabama
                         President's Cabinet (1990).

Thomas R. Williams       President of The Wales Group,            1989
21st Floor               Inc. (management and financial
191 Peachtree Street,    advisory services). Prior to
N.E.                     retiring in 1987, Mr. Williams
Atlanta, GA              served as Chairman of the
 (66)                    Board of First Wachovia
                         Corporation (bank holding
                         company), and Chairman and
                         Chief Executive Officer of The
                         First National Bank of Atlanta
                         and First Atlanta Corporation
                         (bank holding company). He is
                         currently a Director of BellSouth
                         Corporation
                         (telecommunications), ConAgra,
                         Inc. (agricultural products),
                         Fisher Business Systems, Inc.
                         (computer software), Georgia
                         Power Company (electric utility),
                         Gerber Alley & Associates, Inc.
                         (computer software), National
                         Life Insurance Company of
                         Vermont, American Software,
                         Inc. (1989), and AppleSouth,
                         Inc. (restaurants, 1992).




** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
 As of July 31,    1    994, the nominees and officers of the trust owned,
in the aggregate   ,     less than    1    % of        a   ny     of the
fund's    total     outstanding shares.
 If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The trust's Board, which is currently composed of three interested and eight non-interested Trustees, met eleven times during the twelve months ended April 30, 1994. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.
 As a group, the non-interested Trustees received fees and expenses of $13,849 from the trust in their capacities as Trustees of the funds for the fiscal year ended April 30, 1994. The non-interested Trustees also served
in similar capacities for other funds advised by        FMR (see page
       ), and received additional compensation for such services.
 The Board of Trustees has adopted a policy whereby non-interested Trustees, upon reaching their 72nd birthday will resign. Under a defined benefit retirement program, non-interested Trustees, upon reaching age 72, are entitled to payments during their lifetime based on their basic Trustee fees and their length of service.
 The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, of FMR or its affiliates and normally meets four times a year, or as required, prior to meetings of the Board of Trustees. Currently, Messrs. Kirk (Chairman), Cox, and Jones are members of the Committee. This Committee oversees and monitors the financial reporting process, including recommending to the Board the independent accountants to be selected for the trust (see Proposal 2), reviewing internal controls and the auditing function (both internal and external), reviewing the qualifications of key personnel performing audit work, and overseeing compliance procedures. During the twelve months ended April 30, 1994, the Committee held four meetings.
 The trust's Nominating and Administration Committee is currently composed of Messrs. Flynn (Chairman), McDonough, and Williams. The Committee members confer periodically and hold meetings as required. The Committee is charged with the duties of reviewing the composition and compensation of the Board of Trustees, proposing additional non-interested Trustees, monitoring the performance of legal counsel employed by the funds and the non-interested Trustees, and acting as administrative committee under the Retirement Plan for non-interested Trustees. During the twelve months ended April 30, 1994, the Committee held four meetings. The Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.
 2. TO RATIFY THE SELECTION OF COOPERS & LYBRAND    L.L.P.     AS
INDEPENDENT ACCOUNTANTS OF THE TRUST.
 By a vote of the non-interested Trustees, the firm of Coopers & Lybrand
   L.L.P.     has been selected as independent accountants for the trust to sign or certify any financial statements of the trust required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of the trust, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action,
to terminate such employment without penalty. Coopers & Lybrand    L.L.P.
    has advised the trust that it has no direct or material indirect ownership interest in the trust.
 The services provided to the trust include (1) audit of annual financial statements and, if requested, limited review of unaudited semiannual financial statements; (2) assistance and consultation in connection with SEC filings; and (3) review of the federal income tax returns filed on behalf of the trust. In recommending the selection of the trust's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence.
Representatives of Coopers & Lybrand    L.L.P.     are not expected to be
present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.
 3. TO AMEND THE DECLARATION OF TRUST TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST.
 The Board of Trustees has approved, and recommends that shareholders of the trust approve, a proposal to amend Article VIII, Section 1 of the Declaration of Trust. The amendment would provide voting rights based on a shareholder's total dollar interest in a fund (dollar-based voting), rather than on the number of shares owned, for all shareholder votes for a fund. As a result, voting power would be allocated in proportion to the value of each shareholder's investment.
BACKGROUND. Fidelity Small Cap Stock Fund is a fund of Fidelity Commonwealth Trust, an open-end management investment company organized as a Massachusetts business trust. Currently, there are two other funds in the
trust.        The other fund   s     of Fidelity Commonwealth Trust are
Fidelity Market Index Fund and        Fidelity Intermediate Bond Fund.
Shareholders of each fund vote separately on matters concerning only that fund and vote on a trust-wide basis on matters that affect the trust as a whole, such as electing trustees or amending the Declaration of Trust. Currently, under the Declaration of Trust, each share is entitled to one vote, regardless of the relative value of the shares of each fund in the trust.
 The original intent of the one-share, one-vote provision was to provide equitable voting rights as required by the 1940 Act. In the case where a trust has several series or funds, such as Fidelity Commonwealth Trust, voting rights may have become disproportionate since the net asset value per share (NAV) of the separate funds diverge over time. The Staff of the SEC has issued a "no-action" letter permitting a trust to seek shareholder approval of a dollar-based voting system. The proposed amendment will comply with the conditions stated in the no-action letter.
 REASON FOR PROPOSAL. If approved, the amendment would provide a more equitable distribution of voting rights than the one-share, one-vote system currently in effect for certain votes. The voting power of shareholders
would be commensurate with the value of each        shareholder's dollar
investment rather than with the number of shares held.
 Under the current voting provisions, an investment in a fund with a lower NAV may have significantly greater voting power than the same dollar amount invested in a fund with a higher NAV. The following table shows each fund's net asset value.

Fund                              Net Asset Value          $1,000
                                  as of July 31,           investment in
                                         1994              terms of shares
                                                           on        July 31, 1994

Fidelity Small Cap Stock Fund     $ 9   .    90                    101.010

Fidelity Intermediate Bond Fund   $ 10   .    08                   99.206

Fidelity Market Index Fund        $ 34   .    07               29.351


 For example, Fidelity Small Cap Stock Fund shareholders would have
approximately        244% greater voting power than Fidelity Market Index
Fund shareholders because at current NAVs, a $1,000 investment in Fidelity
Small Cap Stock Fund would equal        101.010 shares whereas a $1,000
investment in Fidelity Market Index Fund would        equal 29.351 shares.
Accordingly, a one-share, one-vote system may provide certain shareholders with a disproportionate ability to affect the vote relative to shareholders of other funds in the trust. If dollar-based voting had been in effect, each shareholder would have had 1,000 voting shares. Their voting power would have been proportionate to their economic interest which FMR believes is a more equitable result, and is the result in a typical corporation where each voting share generally has an equal market price.
 On matters requiring trust-wide votes where all funds are required to vote, shareholders who own shares with a lower NAV than other funds in the trust would be giving other shareholders in the trust more voting "power" than they currently have. On matters affecting only one fund, only shareholders of that fund vote on the issue. In this instance, under both the current Declaration of Trust and an amended Declaration of Trust, all shareholders of the fund would have the same voting rights, since the NAV is the same for all shares in a single fund.
 AMENDMENT TO THE DECLARATION OF TRUST. Article VIII, Section 1 determines the method of calculating voting rights for all shareholder votes for a fund. If approved, Article VIII, Section 1 will be amended as follows (material to be added is underlined and material to be deleted is [bracketed]):
ARTICLE VIII
SHAREHOLDERS' VOTING POWERS AND MEETINGS
VOTING POWERS
 Section 1. The Shareholders shall have power to vote... On any matter submitted to a vote of the Shareholders, all shares shall be voted by individual Series, except (i) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and (ii) when the Trustees have determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon. [Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be
entitled to a proportionate fractional vote.] A        Shareholder of each
Series shall be entitled to one vote        for each dollar of net asset
value (number of Shares owned times net asset value per        Share) per
Share of such Series, on any matter on which such        Shareholder is
entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws of the Trust to be taken by Shareholders.
 CONCLUSION. If approved, the amendment will take effect immediately after the shareholder meeting or after any adjournments thereof. The Trustees believe the proposed amendment will benefit the trust by bringing greater equality in voting rights among all shareholders of the trust. The Trustees recommend that shareholders vote FOR the proposed amendment to the Declaration of Trust. If the amendment is not approved, the Declaration of Trust will remain unchanged.
 4. TO AMEND THE DECLARATION OF TRUST REGARDING SHAREHOLDER NOTIFICATION OF APPOINTMENT OF TRUSTEES.
 The trust's Declaration of Trust provides that in the case of a vacancy on the Board of Trustees, the remaining Trustees shall fill the vacancy by appointing a person they, in their discretion see fit, consistent with the limitations of the 1940 Act. Section 16 of the 1940 Act states that a vacancy may be filled by the Trustees, if after filling the vacancy, at least two-thirds of the Trustees then holding office were elected by the outstanding shareholders of the trust. It also states that if at any time less than 50% of the Trustees were elected by shareholders, a shareholder meeting must be called within 60 days for the purposes of electing Trustees to fill the existing vacancies.
 The Declaration of Trust currently requires that within three months of a Trustee appointment, notification of such be mailed to each shareholder of the trust. Trustees also may appoint a Trustee in anticipation of a current Trustee's retirement or resignation, or in the event of an increase in the number of Trustees. An appointment in this case currently requires shareholder notification within three months of the appointment under the current Declaration of Trust.
 Subject to shareholder approval, the Trustees intend to eliminate the notification requirement from the trust's Declaration of Trust. The language to be deleted from the Declaration of Trust is [bracketed].
ARTICLE IV
THE TRUSTEES

RESIGNATION AND APPOINTMENT OF TRUSTEES
 Section 4. In case of the declination, death, resignation, retirement, removal, incapacity, or inability of any of the Trustees, or in case a vacancy shall, by reason of an increase in number, or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the 1940 Act. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by recording in the records of the Trust, whereupon the appointment shall take effect. [Within three months of such appointment the Trustees shall cause notice of such appointment to be mailed to each Shareholder at his address as recorded on the books of the Trust.] An appointment of a Trustee may be made by the Trustees then in office [and notice thereof mailed to Shareholders as aforesaid] in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this trust, the trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The power of appointment is subject to the provisions of Section 16 (a) of the 1940 Act.
 Notifying a trust's shareholders in the event of an appointment of a Trustee is not required by any federal or state law. Such notification to all shareholders of a trust would be costly to the funds of the trust. If the proposal is approved, shareholders will be notified of Trustee appointments in the next financial report for the fund. Other than eliminating the notification requirement, this proposal does not amend any other aspect of Trustee resignation or appointment.
 CONCLUSION. The Board of Trustees has concluded that the proposed elimination of the Declaration of Trust's shareholder notification requirement in the event of an appointment of a Trustee is in the best interest of the trust's shareholders. The Trustees recommend voting FOR the proposed amendment. If the proposal is not approved, the Declaration of Trust's current section entitled "Resignation and Appointment of Trustees" will remain unchanged.
 5. TO AMEND THE DECLARATION OF TRUST TO PROVIDE THE FUND WITH THE ABILITY TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES.
 The Board of Trustees has approved, and recommends that shareholders of the fund approve, a proposal to amend Article V, Section 1 of the Declaration of Trust to clarify that the Trustees may authorize the investment of all of the fund's assets in another open-end investment company with substantially the same investment objective and policies ("Pooled Fund Structure"). The purpose of the Pooled Fund Structure is to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures. In order to implement a Pooled Fund Structure, both the Declaration of Trust and the fund's policies must permit the structure. Currently, the fund's policies do not allow for such investments. Proposal 6 on page seeks the fund's shareholder approval to adopt a fundamental investment policy to permit investment in another open-end investment company. This proposal, which amends the Declaration of Trust, clarifies the Board's ability to implement the Pooled Fund Structure if the fund's policies permit it.
 BACKGROUND. A number of mutual funds have developed so called "master-feeder" fund structures under which several "feeder" funds invest all of their assets in a single pooled investment, or "master" fund. For example, an institutional equity fund with a high initial minimum investment amount for large investors might pool its investments with a retail equity fund designed for investors with lower minimums. This structure allows several feeder funds with substantially the same objective but different distribution and servicing features to combine their investments and manage them as one master pool instead of managing them separately. The feeder funds combine their investments by investing all of their assets in one master pooled fund which would be organized as an open-end management investment company (mutual fund). (Each feeder fund invested in a single master pooled investment retains its own characteristics, but is able to achieve operational efficiencies through investing together with the other feeder funds in the Pooled Fund Structure.) The current Declaration of Trust does not specifically provide the Trustees the ability to authorize the Pooled Fund Structure.
 REASON FOR THE PROPOSAL. FMR and the Board of Trustees continually review methods of structuring mutual funds to take maximum advantage of potential efficiencies. While neither FMR nor the Trustees has determined that the fund should invest in a Pooled Fund, the Trustees believe it could be in the best interest of the fund to adopt such a structure at a future date. If this proposal is approved, the Declaration of Trust amendment would provide the Trustees with the power to authorize the fund to invest all of its assets in a single open-end investment company. The Trustees will authorize such a transaction only if a Pooled Fund Structure is permitted under the fund's investment policies (see Proposal 6), if they determine that a Pooled Fund Structure is in the best interest of the fund, and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to the fund or its shareholders. The Trustees will specifically consider the impact, if any, on fees paid by the fund as a result of adopting a Pooled Fund Structure. Although the current Declaration of Trust does not contain any explicit prohibition against implementing a Pooled Fund Structure, the specific authority is being sought in the event the Trustees deem it appropriate to adopt a Pooled Fund Structure in the future.
 AMENDMENT TO THE DECLARATION OF TRUST. If the proposal is approved,
Article V, Section 1 of the Declaration of Trust will be amended as follows: (material to be added is underlined):
 "Subject to any applicable limitation in the Declaration of Trust or the Bylaws of the Trust, the Trustees shall have power and authority:
 (t) Notwithstanding any other provision hereof, to invest all of the assets of any series in a single open-end investment company, including investment by means of transfer of such assets in exchange for an interest
or interests in such investment company   .    "
 CONCLUSION. The Trustees believe the proposed amendment will benefit the fund by providing the Trustees with the flexibility to adopt a Pooled Fund Structure in the future if permitted by the fund's investment policies and if the Trustees determine it to be in the best interest of the fund. The Trustees recommend that shareholders vote FOR the proposed amendment to the Declaration of Trust. If approved, the amendment to the Declaration of Trust will take effect immediately after the shareholder meeting or any adjournments thereof. If the proposal is not approved, Article V, Section 1 of the Declaration of Trust will remain unchanged.
 6. TO ADOPT A NEW FUNDAMENTAL INVESTMENT POLICY FOR THE FUND PERMITTING IT TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES.
 The Board of Trustees has approved, and recommends that shareholders of the fund approve, the adoption of a new fundamental investment policy that would permit the fund to invest all of its assets in another open-end investment company with substantially the same investment objective and policies ("Pooled Fund Structure"). The purpose of pooling would be to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures.
 BACKGROUND. A number of mutual funds have developed so called "master-feeder" fund structures under which several "feeder" funds invest all of their assets in a single pooled "master" fund. In order to implement a Pooled Fund Structure, an amendment to the Declaration of Trust is proposed, as is the adoption of a new fundamental investment policy. Proposal 5 proposes to amend the Declaration of Trust, and if approved, would allow the Trustees to authorize the conversion to a Pooled Fund Structure when permitted by the fund's policies. This proposal would add a fundamental policy for the fund that permits a Pooled Fund Structure.
 REASON FOR THE PROPOSAL. FMR and the Board of Trustees continually review methods of structuring mutual funds to take advantage of potential efficiencies. While neither the Board nor FMR has determined that the fund should invest in a master fund, the Trustees believe it could be in the best interests of the fund to adopt such a structure at a future date.
 At present, certain of the fund's fundamental investment policies and limitations would prevent the fund from investing all of its assets in another investment company, and would require a vote of shareholders before such a structure could be adopted. To avoid the costs associated with a subsequent shareholder meeting, the Trustees recommend that shareholders vote to permit the fund's assets to be invested in a single Pooled Fund, without a further vote of shareholders, if the Trustees determine that action to be in the best interest of the fund and its shareholders. Approval of Proposal 5 provides the Trustees with explicit authority to approve a Pooled Fund Structure. If shareholders approve this proposal, certain fundamental and non-fundamental policies and limitations of the fund that currently prohibit investment in shares of one investment company would be modified to permit the investment in a Pooled Fund. These policies
include the fund's    limitations on     concentration and underwriting.
 DISCUSSION. FMR may manage a number of mutual funds with similar investment objectives, policies, and limitations but with different features and services (Comparable Funds). Were these Comparable Funds to pool their assets, operational efficiencies could be achieved, offering the opportunity to reduce costs. Similarly, FMR anticipates that a Pooled Fund Structure would facilitate the introduction of new Fidelity mutual funds, increasing the investment options available to shareholders.
 The fund's method of operation and shareholder services would not be materially affected by its investment in a Pooled Fund, except that the assets of the fund would be managed as part of a larger pool. Were the fund to invest all of its assets in a Pooled Fund, it would hold only a single investment security, and the Pooled Fund would directly invest in individual securities pursuant to its investment objective. The Pooled Fund would be managed by FMR or an affiliate, such as FMR Texas in the case of a money market fund. The Trustees would retain the right to withdraw the fund's investments from a Pooled Fund at any time and would do so if the Pooled Fund's investment objective and policies were no longer appropriate for the fund. The fund would then resume investing directly in individual securities as it does currently. Whenever the fund is asked to vote at a shareholder meeting of the Pooled Fund, the fund will hold a meeting of its shareholders if required by applicable law or the fund's policies to vote on the matters to be considered at the Pooled Fund shareholder meeting. The fund will cast its votes at the Pooled Fund meeting in the same proportion as the fund's shareholders voted at theirs. The fund would otherwise continue its normal operations.
 At present, the Trustees have not considered any specific proposal to authorize pooling of assets. The Trustees will authorize investing the fund's assets in a Pooled Fund only if they determine that pooling is in the best interests of the fund and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to the fund or its shareholders. In determining whether to invest in a Pooled Fund, the Trustees will consider, among other things, the opportunity to reduce costs and to achieve operational efficiencies. The Trustees will not authorize investment in a Pooled Fund if doing so would materially increase costs (including fees) to shareholders.
 FMR intends to seek federal and state regulatory approval in order to allow the Fidelity funds to invest in Pooled Funds. There is, of course, no assurance that all necessary regulatory approvals will be obtained, or that cost reductions or increased efficiencies will be achieved.
 FMR may benefit from the use of a Pooled Fund if overall assets are increased (since FMR's fees are based on assets). Also, FMR's expenses of providing investment and other services to the fund may be reduced. If the fund's investment in a Pooled Fund were to reduce FMR's expenses materially, the Trustees would consider whether a reduction in FMR's management fee would be appropriate if and when a Pooled Fund structure is implemented.
 PROPOSED FUNDAMENTAL POLICY. To allow the fund to invest in a Pooled Fund at a future date, the Trustees recommend that the fund adopt the following fundamental policy:
 "The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund."
 If the proposal is adopted, the Trustees intend to adopt a non-fundamental investment limitation for the fund which states:
 "The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund."
 CONCLUSION. The Board of Trustees recommends that the fund's shareholders vote to adopt a new fundamental policy that would permit the fund, subject to future review by the Board of Trustees as described above, to invest all of its assets in an open-end investment company with substantially the same fundamental investment objective, policies, and limitations as the fund. If the proposal is not adopted, the fund's current fundamental investment policies will remain unchanged with respect to potential investment in Pooled Funds.
 7. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE FUND.
 The Board of Trustees has approved, and recommends that shareholders of the fund approve, a proposal to amend the fund's management contract with FMR (the Amended Contract). The proposal would amend the management fee that FMR receives from the fund to provide for lower fees when FMR's assets under management exceed certain levels. THE AMENDED CONTRACT WILL RESULT IN A MANAGEMENT FEE THAT IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER THE PRESENT MANAGEMENT CONTRACT (THE PRESENT CONTRACT).
 PROPOSED AMENDMENT TO THE PRESENT MANAGEMENT CONTRACT. A copy of the Amended Contract, marked to indicate the proposed amendment, is supplied as
Exhibit 1 on page . Except for the amendment to the management fee, it is substantially identical to the Present Contract. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contract" beginning on page .) If approved by shareholders, the Amended Contract will take effect on November 1, 1994 (or, if later, the first day of the first month following approval) and will remain in effect through July 31, 1995 and thereafter subject to continuation by the fund's Board of Trustees. If the Amended Contract is not approved, the Present Contract will continue in effect through July 31, 1995, and thereafter subject to continuation by the fund's Board of Trustees.
 The management fee is an annual percentage of a fund's average net assets, calculated and paid monthly. The percentage is the sum of two components: a basic fee rate and a performance adjustment. The basic fee rate is the sum of a group fee rate, which varies according to assets under management by FMR, and a fixed individual fund fee rate. The proposal would modify the group fee rate by providing for lower fee rates if assets under management
by FMR remain above $2   10     billion.
 MODIFICATION TO GROUP FEE RATE. The group fee rate varies based on the aggregate net assets of all registered investment companies having management contracts with FMR. As group net assets increase, the group fee
rate declines. The Amended Contract change   s     the group fee
calculation for group net assets of $2   10     billion or    more    .
Above $2   10     billion in group net assets, the    effective annual
    group fee rate decline   s     under    both contracts    , but under
the Amended Contract, it declines    faster. Group fee rates that are lower
than those contained in the fund's Present Contract were     voluntarily
implemented by FMR on November 1, 1993    and August 1, 1994    .
 The group fee rate is calculated according to a graduated fee schedule providing for different rates for different levels of group net assets. The rate at which the fee declines is determined by fee "breakpoints" that provide for lower fees when assets increase. The Amended Contract would
add    six     new fee breakpoints for group asset levels above
$   2    1   0     billion as illustrated in the table below. (For an
explanation of how these breakpoints are factored into the fee calculation, see the section entitled "Present Management Contract" beginning on page .)
GROUP FEE RATE    BREAKPOINTS
   Present Contract          Amended Contract


   Average Group
          Present
          Average Group
          Amended

   Assets
                 Contract*          Assets
                 Contract
   ($ billions)                               ($ billions)


   102 - 138          .3100%          102 - 138          .3100%

   138 - 174          .3050%          138 - 174          .3050%

   Over 174           .3000%          174 - 210          .3000%

                                      210 - 246          .2950%

                                      246 - 282          .2900%

                                      282 - 318          .2850%

                                      318 - 354          .2800%

                                      354 - 390          .2750%

                                      Over 390           .2700%

The result at various levels of group net assets is illustrated by the table below.
EFFECTIVE ANNUAL GROUP FEE RATES
Group Net      Present            Amended
Assets         Contract*       Contract
($ billions)

250            .32   27    %   .32   19    %

300            .3   190    %   .3   163    %

350            .3   162    %   .3   113    %

400            .3   142    %   .30   67    %

* Does not reflect voluntary adoption of extended group fee rate schedules
by FMR on November 1, 1993    and August 1, 1994    .
 Average group net assets for Ju   ly     1994 were approximately
$2   58     billion.
 The fund's annual individual fund fee rate is .35%. The sum of the group fee rate and the individual fund fee rate is referred to as a fund's basic fee rate. One-twelfth (1/12) of this annual basic fee rate is applied to the fund's average net assets for the current month, resulting in a dollar amount which is the basic fee for that month.
 The basic fee is subject to an upward or downward adjustment, depending on whether the fund's investment performance exceeds or is exceeded by the Russell 2000 Index over the same period. The performance period consists of the most recent month plus the previous 35 months. Each percentage point of
difference   ,        calculated to the nearest 1%,     (up to a maximum
difference of + 10) is multiplied by a performance adjustment rate of .02%. The maximum annualized adjustment rate is .20%. This performance comparison is made at the end of each month. One twelfth of this rate is applied to the average daily net assets for the fund over the entire performance period, giving a dollar amount which is added to or subtracted from the basic fee.
 COMPARISON OF MANAGEMENT FEES AND TOTAL EXPENSES. For Ju   ly     1994
average group net assets of $25   8     billion, the fund's basic fee rate
under the Amended Contract would have been    .6709    %, compared to
   .6721    % under the Present Contract. The basic fee rate will remain the same under both the Present Contract and the Amended Contract until
group net assets exceed $2   10     billion, at which point the basic fee
rate under the Amended Contract begins to decline    relative to the
Present Contract    . The following chart compares the fund's management
fee and total expense ratio under the terms of the Present Contract for the fiscal year ended April 30, 1994 to the fees and expenses the fund would have incurred if the Amended Contract had been in effect.

Present Contract*                    Amended Contract

Management           Total Expense   Management                 Total Expense

Fee                  Ratio           Fee                        Ratio

$3,262,034            1.18%          $3,26   0    ,05   4        1.18%


* Does not reflect voluntary adoption of extended group fee rate schedules.
    MATTERS CONSIDERED BY THE BOARD OF TRUSTEES.     FMR provided
substantial information to the Trustees to assist it in its deliberations. In addition, the Committee requested and reviewed additional data, including analyses prepared by independent counsel to both the funds and the non-interested Trustees. In unanimously approving the proposed contract and recommending its approval by shareholders, the Trustees of the fund, including the Independent Trustees, considering the best interests of shareholders of the fund, took into account all factors they deemed relevant. The factors considered by the Independent Trustees included the nature, quality, and extent of the services furnished by FMR to the fund; the necessity of FMR maintaining and enhancing its ability to retain and attract high caliber personnel to serve the fund; the increased complexity of the securities markets; the investment record of FMR in managing the fund; extensive financial, personnel, and structural information as to the Fidelity organization, including the revenues and expenses of FMR, and Fidelity Service Co. (FSC, the funds' transfer, shareholder servicing, and pricing and bookkeeping agent) relating to their mutual fund activities; whether economies of scale were demonstrated in connection with FMR's provision of investment management and shareholder services as assets increased; data on investment performance, management fees and expense ratios of competitive funds and other Fidelity funds; FMR's expenditures in developing enhanced shareholder services for the fund; enhancements in the quality and scope of the shareholder services provided to the fund's shareholders; the fees charged and services offered by an affiliate of FMR for providing investment management services to non-investment company accounts; and possible "spin-off" benefits to FMR from serving as manager and from affiliates of FMR serving as principal underwriter and transfer agent of the fund.
 CONCLUSION, ACTION OF THE BOARD OF TRUSTEES, AND RECOMMENDED SHAREHOLDER ACTION. Based on its evaluation of the extensive materials presented and assisted by the advice of independent counsel, the Board of Trustees concluded (i) that the existing management fee rate structure was fair and reasonable and (ii) that the proposed reduction in the group fee rate structure was in the best interest of the fund's shareholders. The Board of Trustees voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract.
OTHER BUSINESS
 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.
ACTIVITIES AND MANAGEMENT OF FMR
 FMR, a corporation organized in 1946, serves as investment adviser to a
number of investment companies whose net assets as of Ju   ly     1994,
were in excess of $25   5     billion. The Fidelity family of funds
currently includes a number of funds with a broad range of investment objectives and permissible portfolio compositions. The Boards of these funds are substantially identical to that of this trust. In addition, FMR serves as investment adviser to certain other funds which are generally offered to limited groups of investors. Information concerning the advisory fees, net assets, and total expenses of the funds advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in Exhibit 2.
 Several affiliates of FMR are also engaged in the investment advisory business. Fidelity Management Trust Company provides trustee, investment advisory, and administrative services to retirement plans and corporate employee benefit accounts. Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Far East) Inc. (FMR Far East), both wholly owned subsidiaries of FMR formed in 1986, supply investment research information, and may supply portfolio management services to FMR in connection with certain funds advised by FMR. FMR Texas Inc., a wholly owned subsidiary of FMR formed in 1989, supplies portfolio management and research services in connection with certain money market funds advised by FMR.
 FMR, its officers and directors, its affiliated companies and personnel, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions which have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
 The Consolidated Statement of Financial Condition of Fidelity Management & Research Company and subsidiaries as of December 31, 1993 is shown
beginning on page        .
 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board; J. Gary Burkhead, President; and Peter S. Lynch, Vice Chairman. Each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Burkhead,
John H. Costello,    Bradford Lewis,     Gary L. French, Arthur S.
Loring   ,     and William J. Hayes are currently officers of the
   fund     and officers or employees of FMR or FMR Corp. With the
exception of Mr. Costello all of these persons are stockholders of FMR Corp. FMR's address is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of the Directors of FMR.
 All of the stock of FMR is owned by a parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts, which was organized on October 31, 1972. At present, the principal operating activities of FMR Corp. are those conducted by three of its divisions, Fidelity Service Co., which is the transfer and shareholder servicing agent for certain of the retail funds advised by FMR, Fidelity Investments Institutional Operations Company, which performs shareholder servicing functions for certain institutional customers, and Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization. Messrs. Johnson 3d, Burkhead, William L. Byrnes, James C.
Curvey, Caleb Loring, Jr.   , and Ms. Abigail P. Loring     are the
Directors of FMR Corp. On    June 30    , 1994, Messrs. Johnson 3d,
Burkhead, Curvey, and Loring, Jr., and Ms. Johnson owned approximately
   24    %,    3    %,    3    %,    13    %, and    24%    , respectively,
of the voting common stock of FMR Corp. In addition, various Johnson family members and various trusts for the benefit of Johnson family members, for which Messrs. Burkhead, Curvey, or Loring, Jr. are Trustees, owned in the
aggregate approximately    32    % of the voting common stock of FMR Corp.
Messrs. Johnson 3d, Burkhead, and Curvey owned approximately    2    %,
   3    % and    1    %, respectively, of the non-voting common    and
equivalent stock     of FMR Corp. In addition, various trusts for the
benefit of members of the Johnson family, for which Mr. Loring, Jr. is the sole Trustee, and other trusts for the benefit of Johnson family members,
through limited partnership interest   s     in a partnership the corporate
general partner of which is controlled by Mr. Johnson 3d, Mr. Loring, Jr.,
and other Johnson family members, together owned approximately    43    %
of the non-voting common    and equivalent stock     of FMR Corp. Through
ownership of voting common stock    and the execution of a shareholders'
voting agreement    , Edward C. Johnson 3d (President and a Trustee of the
trust), Johnson family members, and various trusts for the benefit of the Johnson family form a controlling group with respect to FMR Corp.
 During the period May 1, 1993 through June 30, 1994, the following transactions were entered into by officers and/or Trustees of the fund or of FMR Corp. involving more than 1% of the voting common, non-voting common or preferred stock of FMR Corp.
   Mr. C. Bruce Johnstone redeemed 12,500 shares of non-voting common stock for a cash payment of approximately $1.8 million. Mr. Edward C. Johnson 3d converted 2,064 shares of voting common stock into 2,064 shares of non-voting common stock. Mr. Caleb Loring, Jr. purchased 1,064 shares of voting common stock with a cash payment of approximately $166,000. ACTIVITIES AND MANAGEMENT OF FMR U.K. AND FMR FAR EAST
 FMR U.K. and FMR Far East are wholly-owned subsidiaries of FMR formed in 1986 to provide investment research information with respect to certain funds for which FMR acts as investment adviser. Under sub-advisory agreements with FMR U.K. and FMR Far East, FMR pays fees equal to 110% of FMR U.K.'s costs and 105% of FMR Far East's costs, respectively, in connection with research services provided for the benefit of certain Fidelity funds. During the fiscal period ended April 30, 1994, the fees
paid by FMR on behalf of the fund    are     shown in the    following
    table.
                                FMR U.K.   FMR Far East

Fidelity Small Cap Stock Fund   $12.50     $16.30

 The Directors of FMR U.K. and FMR Far East are Edward C. Johnson 3d, Chairman, and J. Gary Burkhead, President. Each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d and Burkhead are currently officers of the trust and officers or employees of FMR U.K. and FMR Far East. Messrs. Johnson 3d and Burkhead are stockholders of FMR Corp. The affiliations of Messrs. Johnson 3d and Burkhead are described in Proposal
1. The principal business address of the Directors and FMR U.K. and FMR Far East is 82 Devonshire Street, Boston, Massachusetts.
 The Statements of Financial Condition for FMR U.K. and FMR Far East as of December 30, 1993 are shown beginning on page . Funds managed by FMR with respect to which FMR currently has sub-advisory agreements with either FMR U.K. or FMR Far East, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios (Exhibit 2)
on page        .
PRESENT MANAGEMENT CONTRACT
 The fund employs FMR to furnish investment advisory and other services. Under its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, and compensates all officers of the trust, all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the trust or FMR performing services relating to research, statistical, and investment activities.
 In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal and state law; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Board of Trustees.
 In addition to the management fee payable to FMR and the fees payable to FSC, the fund pays all of its expenses, without limitation, that are not assumed by those parties. The fund pays for typesetting, printing, and mailing proxy material to shareholders, legal expenses, and the fees of the custodian, auditor, and non-interested Trustees. Although the fund's management contract provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to existing shareholders, pursuant to the trust's transfer agent agreement with FSC, FSC bears the cost of providing these services to existing shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal and state securities laws. The fund is also liable for such nonrecurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify the trust's officers and Trustees with respect to litigation.
 FMR is the fund's manager pursuant to a management contract dated June 17, 1993, which was approved by FMR, then the sole shareholder, on June 21, 1993. For the services of FMR under the contract, the fund pays FMR a monthly management fee composed of the sum of two elements: a basic fee and a performance adjustment based on a comparison of the fund's performance to that of the Russell 2000 Index (Russell 2000). Effective November 1,
1993    and August 1, 1994    , FMR agreed to voluntarily adopt the revised
group fee rate schedule shown on the next page for purposes of calculating the group fee component of the management fee. The revised schedule provides for lower management fees as total assets under management increase, and it will be presented to shareholders for approval at the next shareholder meeting.
 COMPUTING THE BASIC FEE. The fund's basic fee rate is composed of two elements: a group fee rate and an individual fund fee rate. The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown on the left on the following page. On the right, the effective fee rate schedule shows the results of cumulatively applying the annualized rates at varying asset levels. For example, the effective annual
fee rate at $25   8     billion of group net assets - their approximate
level for    July     1994 - was .32   15    %, which is the weighted
average of the respective fee rates for each level of group net assets up
to $25   8     billion.
GROUP FEE RATE SCHEDULE*   EFFECTIVE ANNUAL FEE
                           RATES

Average   Annualized   Group    Effective
Group     Fee Rate     Net      Annual
Assets*                Assets   Fee Rate






   $     0    -          3 billion    .520%          $ 0.5        .5200%
                                                    billion

3             -                  6    .490           25           .4238

6             -                  9    .460           50           .3823

9             -          12           .430           75           .3626

12            -          15           .400           100          .3512

15            -          18           .385           125          .3430

18            -          21           .370           150          .3371

21            -          24           .360           175          .3325

24            -          30           .350           200          .3284

30            -          36           .345           225          .32   49

36            -          42           .340           250          .32   19

42            -          48           .335           275          .31   90

48            -          66           .325           300          .31   63

66            -          84           .320           325          .31   37

84            -          102          .315           350          .31   13

102           -          138          .310              375          .3090

138           -          174          .305              400          .3067

174           -          2   10       .300

2   10        -          2   46       .295

2   46        -             282       .290

   282           -          318       .285

   318           -          354          .280

   354           -          390          .275

   Over                     390          .270


   *     The rates shown for average group assets in excess of $174 billion
were adopted by FMR on a voluntary basis on November 1, 1993    and August
1, 1994     pending shareholder approval of a new management contract
reflecting the extended schedule. The extended schedule provides for lower management fees as total assets under management increase.
 The individual fund fee rate is .35%. Based on the average net assets of
funds advised by FMR for    July 31, 1994    , the annual basic fee rate
would be calculated as follows:
Group Fee Rate         Individual Fund         Management Fee
                       Fee Rate                Rate

.32   15    %    +     .35%              =     .67   15    %

One twelfth (1/12) of this annual basic fee rate is then applied to the fund's average net assets for the current month, giving a dollar amount which is the fee for that month.
 COMPUTING THE PERFORMANCE ADJUSTMENT. The basic fee is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record of the Russell 2000 over the same period. The performance period will commence with the first day of the first full month of operation following the fund's commencement of operations. Starting with the twelfth month, the performance adjustment will take effect. Each month subsequent to the twelfth month, a new month will be added to the performance period until the performance period equals 36 months. Thereafter, the performance period will consist of the most recent month plus the previous 35 months. Each percentage point of difference (up to a
maximum difference of    "10) is multiplied by a performance adjustment
rate of .02%. Thus, the maximum annualized adjustment rate is ".20%. This performance comparison is made at the end of each month. One twelfth (1/12) of this rate is then applied to the fund's average net assets for the entire performance period, giving a dollar amount which will be added to (or subtracted from) the basic fee.
 The fund's performance is calculated based on change in net asset value. For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by the fund are treated as if reinvested in fund shares at the net asset value as of the record date for payment. The record of the Russell 2000 is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the Russell 2000.
 Because the adjustment to the basic fee is based on the fund's performance compared to the investment record of the Russell 2000, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the Russell 2000. Moreover, the comparative investment performance of the fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.
 To comply with the California Code of Regulations, FMR will reimburse the fund if and to the extent that the fund's aggregate annual operating expenses exceed specified percentages of its average net assets. The applicable percentages are 2 1/2% of the first $30 million, 2% of the next $70 million, and 1 1/2% of average net assets in excess of $100 million. When calculating the fund's expenses for purposes of this regulation, the fund may exclude interest, taxes, brokerage commissions, and extraordinary expenses, as well as a portion of its custodian fees attributable to investments in foreign securities.
 SUB-ADVISERS. FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers. FMR may also grant FMR U.K. and FMR Far East investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the fund.
 Currently, FMR U.K. and FMR Far East each focus on issuers in countries other than the United States such as those in Europe and Asia. FMR U.K. and FMR Far East are wholly owned subsidiaries of FMR.
 Under the sub-advisory agreements FMR pays the fees of FMR U.K. and FMR Far East. For providing non-discretionary investment advice and research services, the sub-advisers are compensated as follows:
 FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
 For providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:
 FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
 For providing investment advice and research services, the fees paid to the sub-advisers for the fiscal period ended April 30, 1994 were $12.50 and $16.30 for FMR U.K. and FMR Far East, respectively.
PORTFOLIO TRANSACTIONS
 All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by FMR pursuant to authority contained in the management contract. Since FMR has granted investment management authority to the sub-advisers (see the section entitled "Management Contract"), the sub-advisers are authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described below. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR will consider various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and arrangements for payment of fund expenses. Commissions for foreign investments traded on foreign exchanges generally will be higher than for U.S. investments and may not be subject to negotiation.
 The fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by FMR (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based upon the quality of such research and execution services provided.
 The receipt of research from broker-dealers that execute transactions on behalf of the fund may be useful to FMR in rendering investment management services to the fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
 Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the fund and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
 FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the fund or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with Fidelity Brokerage Services, Inc. (FBSI) and Fidelity Brokerage Services, Ltd. (FBSL), subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.
 FMR may allocate brokerage transactions to broker-dealers who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by the fund toward payment of the fund's expenses, such as transfer agent fees of FSC or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.
 Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized FBSI to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
 The Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
 For the fiscal period June 28, 1993 (commencement of operations) through April 30, 1994, the fund's annualized portfolio turnover rate was 210%.
 For the fiscal period June 28, 1993 (commencement of operations) through April 30, 1994, the fund paid brokerage commissions of $1,648,301. During the period approximately $938,302 or 57% of these commissions were paid to brokerage firms that provided research services, although the provision of such services was not necessarily a factor in the placement of all of this business with such firms. The fund pays both commissions and spreads in connection with the placement of portfolio transactions; FBSI is paid on a commission basis. During fiscal 1994, the fund paid FBSI brokerage commissions of $178,800. During fiscal 1994, this amounted to approximately 11% of the aggregate brokerage commissions paid by the fund for transactions involving approximately 7.4% of the aggregate dollar amount of transactions in which the fund paid brokerage commissions. The difference in the percentage of brokerage commissions paid to and the percentage of the dollar amount of transactions effected through FBSI is a result of the low commission rates charged by FBSI.
 From time to time the Trustees will review whether the recapture for the benefit of the fund of some portion of the brokerage commissions or similar fees paid by the fund on portfolio transactions is legally permissible and advisable. The fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the fund to seek such recapture.
 Although the Trustees and officers of the fund are substantially the same as those of other funds managed by FMR, investment decisions for the fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
 When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable to each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to the fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
CONTRACTS WITH COMPANIES AFFILIATED WITH FMR
 FSC is transfer, dividend disbursing, and shareholder servicing agent for the fund. Under the trust's contract with FSC, the fund pays an annual fee of $26.03 per basic retail account with a balance of $5,000 or more, $15.31 per basic retail account with a balance of less than $5,000, a supplemental activity charge of $2.25 for standing order transactions and $6.11 for monetary transactions. These fees and charges are subject to annual cost escalation based on postal rate changes and changes in wage and price levels as measured by the National Consumer Price Index for Urban Areas. With respect to certain institutional client master accounts, the fund pays FSC a per account fee of $95.00 and monetary transaction charges of $20.00 or $17.50, depending on the nature of services provided. With respect to certain broker-dealer master accounts, the fund pays FSC a per-account fee of $30.00, and a charge of $6.00 for monetary transactions. Fees for certain institutional retirement plan accounts are based on the net assets of all such accounts in the fund.
 Under the contract, FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to shareholders, with the exception of proxy statements. Transfer agent fees, including reimbursement for out-of-pocket expenses, paid to FSC for the fiscal period June 28, 1993 (commencement of operations) through April 30, 1994 was $1,812,306.
 The trust's contract with FSC also provides that FSC will perform the calculations necessary to determine the fund's net asset value per share and dividends and maintain the fund's accounting records. The fee rates are based on the fund's average net assets, specifically, .06% for the first $500 million of average net assets and .03% for average net assets in excess of $500 million. The fee is limited to a minimum of $45,000 and a maximum of $750,000 per year. Pricing and bookkeeping fees, including related out-of-pocket expenses, paid to FSC for the fiscal period June 28, 1993 (commencement of operations) through April 30, 1994, were $263,768. FSC also receives fees for administering the fund's securities lending program. Securities lending fees are based on the number and duration of individual securities loans.
 The fund has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FDC. Sales charge revenue paid to FDC for the fiscal period June 28, 1993 (commencement of operations) through April 30, 1994 amounted to $2,299,056.
SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS
 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.
NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES
 Please advise the trust, in care of Fidelity Service Co., P.O. Box 789, Boston, Massachusetts 02102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and each fund's respective Annual Report you wish to receive in order to supply copies to the beneficial owners of the respective shares.
FIDELITY MANAGEMENT & RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
________

REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Stockholder of Fidelity Management & Research Company
 (a Wholly-Owned Subsidiary of FMR Corp.):
 We have audited the accompanying consolidated statement of financial condition of Fidelity Management & Research Company as of December 31, 1993. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.
 We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
 In our opinion, the financial statement referred to above presents fairly, in all material respects, the consolidated financial position of Fidelity Management & Research Company as of December 31, 1993, in conformity with generally accepted accounting principles.


/s/COOPERS & LYBRAND
COOPERS & LYBRAND

Boston, Massachusetts
January 28, 1994
FIDELITY MANAGEMENT & RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
DECEMBER 31, 1993
________

ASSETS
      ($000)
Cash and cash equivalents   $ 109
Management fees receivable    103,826
Invested assets:
 Managed funds (market value $59,845,000)    56,416
 Other investments (fair value $25,816,000)    20,822
Property and equipment, net    141,584
Deferred income taxes    35,910
Note receivable from affiliate    11,250
Prepaid expenses and other assets     9,597
  Total Assets    $ 379,514
LIABILITIES AND STOCKHOLDER'S EQUITY
Payable to mutual funds   $ 8,580
Accounts payable and accrued expenses    30,349
Payable to parent company    235,232
Other liabilities    3,871
  Total Liabilities    278,032

Stockholder's equity:
Common stock, $.30 par value;
 authorized 50,000 shares;
 issued and outstanding
 26,500 shares    8
Additional paid-in capital    50,074
Retained earnings    51,400
  Total Stockholder's Equity    101,482
  Total Liabilities and Stockholder's Equity   $ 379,514
The accompanying notes are an integral part
of the consolidated statement of financial condition.
FIDELITY MANAGEMENT & RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
NOTES TO CONSOLIDATED STATEMENT
OF FINANCIAL CONDITION
________

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
Fidelity Management & Research Company and Subsidiaries (the Company) provide investment management and advisory services and other services principally for the Fidelity Investments Family of Funds. The Company also provides computer support and systems development services to affiliated companies.
On March 1, 1993, ownership of the Company's wholly-owned subsidiary, Fidelity Investments Institutional Services Company, Inc. was distributed to the Company's parent. As of that date, this subsidiary had total assets and stockholder's equity of approximately $73,000,000, and $60,000,000, respectively.
PRINCIPLES OF CONSOLIDATION
The consolidated statement of financial condition includes the accounts of Fidelity Management & Research Company and its wholly-owned subsidiaries. All intercompany accounts have been eliminated.
INVESTED ASSETS
Managed funds investments (consisting primarily of Fidelity Mutual Funds) are carried at the lower of aggregate cost or market. Other investments consist primarily of investments in limited partnerships which are carried at cost. Certain restrictions exist with respect to the sale or transfer of these investments to third parties. For managed funds investments and other investments, fair value is determined by the quoted market price except in the case of restricted investments which are valued based on management's assessment of fair value. When the Company has determined that an impairment, which is deemed other than temporary, in the market or fair value of an investment has occurred, the carrying value of the investment is reduced to its net realizable value.
INCOME TAXES
The Company is included in the consolidated federal and certain state income tax returns filed by FMR Corp.
Effective January 1, 1993, FMR Corp. and the Company adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," which requires recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between tax bases and financial reporting bases. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Adoption of this statement did not have a material impact on the Company's financial position.
FIDELITY MANAGEMENT & RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
NOTES TO CONSOLIDATED STATEMENT
OF FINANCIAL CONDITION
(CONTINUED)
________

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED:
PROPERTY AND EQUIPMENT
Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation of furniture and equipment is computed over the estimated useful lives of the related assets, which are principally three to five years, using the straight-line method. Leasehold improvements are amortized over the lesser of their economic useful lives or the period of the lease. Maintenance and repairs are charged to operations when incurred. Renewals and betterments of a nature considered to materially extend the useful life of the assets are capitalized.
PENSION AND PROFIT SHARING PLANS
The Company participates in FMR Corp.'s noncontributory defined benefit pension plan covering all of its eligible employees. There are no statistics available for the actuarial data of this separate company. There are no unfunded vested benefits.
The Company also participates in FMR Corp.'s defined contribution profit sharing and retirement plans covering substantially all eligible employees.
B. PROPERTY AND EQUIPMENT, NET
At December 31, 1993, property and equipment, at cost, consist of (in thousands):
 Furniture   $ 1,853
 Equipment (principally computer related)    320,141
 Leasehold improvements    6,712        328,706
 Less: Accumulated depreciation and amortization    187,122
     $ 141,584
C. NOTE RECEIVABLE FROM AFFILIATE
On December 2, 1993, the Company issued a non-recourse mortgage to an affiliate for property located in Irving, Texas. The $11,250,000 note receivable is due on January 1, 2009, and accrues interest at 7.6325%. Payments of principal and interest are due monthly.
D. TRANSACTIONS WITH AFFILIATED COMPANIES
In connection with its operations, the Company provides services to and obtains services from affiliated companies. Transactions related to these services are settled, in the normal course of business, through an intercompany account with the Company's parent, FMR Corp. The terms of these transactions may not be the same as those which would otherwise exist or result from agreements and transactions among unrelated parties. FIDELITY MANAGEMENT & RESEARCH (U.K.) INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT & RESEARCH COMPANY)
________

REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Stockholder of Fidelity Management & Research (U.K.) Inc.
 (a Wholly-Owned Subsidiary of Fidelity Management & Research Company):
 We have audited the accompanying statement of financial condition of Fidelity Management & Research (U.K.) Inc. as of December 31, 1993. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.
 We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
 In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Fidelity Management & Research (U.K.) Inc. as of December 31, 1993, in conformity with generally accepted accounting principles.


/s/COOPERS & LYBRAND
COOPERS & LYBRAND

Boston, Massachusetts
January 28, 1994
FIDELITY MANAGEMENT & RESEARCH (U.K.) INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT & RESEARCH COMPANY) STATEMENT OF FINANCIAL CONDITION
DECEMBER 31, 1993
________

ASSETS
Investments (market value $3,180,192)   $ 2,537,448
Equipment, net of accumulated
 depreciation of $859,335    914,770
Accounts receivable from parent     2,806,932
Deferred income taxes    23,520
  Total Assets   $ 6,282,670

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
Subordinated loan   $ 1,608,100
Accounts payable to affiliate    1,452,719
Income taxes payable    173,009
Other liabilities    131
  Total Liabilities     3,233,959

Stockholder's equity:
Common stock, $1 par value;
 authorized 300,000 shares;
  issued and outstanding 100 shares    100
Additional paid-in capital    900
Retained earnings    3,047,711
  Total Stockholder's Equity    3,048,711
  Total Liabilities and Stockholder's Equity    $ 6,282,670
The accompanying notes are an integral part
of the statement of financial condition.
FIDELITY MANAGEMENT & RESEARCH (U.K.) INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT & RESEARCH COMPANY) NOTES TO STATEMENT OF
FINANCIAL CONDITION
________

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
BASIS OF REPORTING
The statement of financial condition is presented in accordance with United States generally accepted accounting principles. The functional and reporting currency for Fidelity Management & Research (U.K.) Inc. (the Company) is the U.S. dollar.
BUSINESS
The Company is a wholly-owned subsidiary of Fidelity Management & Research Company (the parent). The Company is a registered investment advisor and provides research and investment advisory services under subadvisory agreements with its parent. The Company also provides research advice to the parent and an affiliate pursuant to a research joint venture agreement. Intercompany transactions are settled during the normal course of business. INVESTMENTS
Investments consist of shares held in Fidelity mutual funds and are carried at the lower of aggregate cost or market. The fair value of investments is equal to the quoted market price.
EQUIPMENT
Equipment is stated at cost less accumulated depreciation. Depreciation is computed over the estimated useful lives of the related assets, which vary from three to five years, using the straight-line method. Maintenance and repairs are charged to operations when incurred.
SUBORDINATED LOAN
The Company has a subordinated loan payable to its parent and due on March 31, 1994. The loan is subordinated in all respects to the rights of senior creditors. Interest is payable annually at a rate of 4.375%. Repayment or modification of this loan is subject to regulatory approval.
INCOME TAXES
The Company is included in the consolidated federal income tax return filed by FMR Corp., the parent Company of Fidelity Management & Research Company. The Company is allocated a charge by FMR Corp. representing the sum of the applicable foreign and U.S. statutory income tax rates.
FIDELITY MANAGEMENT & RESEARCH (U.K.) INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT & RESEARCH COMPANY)
NOTES TO STATEMENT
OF FINANCIAL CONDITION
(CONTINUED)
________

A. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INCOME TAXES, CONTINUED:
Effective January 1, 1993, FMR Corp. and the Company adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes", which requires recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between tax bases and financial reporting bases. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Adoption of this statement did not have a material impact on the Company's financial position.
B. NET CAPITAL REQUIREMENT:
The Company is subject to certain financial regulatory resource rules which require the Company to maintain a certain level of net capital (as defined). At December 31, 1993, the minimum net capital requirement of approximately $422,000 has been satisfied by the Company.
FIDELITY MANAGEMENT & RESEARCH (FAR EAST) INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT & RESEARCH COMPANY)
________

REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Stockholder of Fidelity Management & Research (Far East) Inc.
 (a Wholly-Owned Subsidiary of Fidelity Management & Research Company):
 We have audited the accompanying statement of financial condition of Fidelity Management & Research (Far East) Inc. as of December 31, 1993. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.
 We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
 In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Fidelity Management & Research (Far East) Inc. as of December 31, 1993, in conformity with generally accepted accounting principles.

/s/COOPERS & LYBRAND
COOPERS & LYBRAND

Boston, Massachusetts
January 28, 1994

FIDELITY MANAGEMENT & RESEARCH (FAR EAST) INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT & RESEARCH COMPANY) STATEMENT OF FINANCIAL CONDITION
DECEMBER 31, 1993
________

ASSETS
Cash    $ 24,294
Investments (market value $618,049)     569,958
Furniture and equipment, net of
 accumulated depreciation of $10,704     642
Prepaid expenses and other assets     143,427
Receivable from parent company    840,906
  Total Assets   $ 1,579,227
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
Payable to affiliate   $ 795,567
Income taxes payable     168,646
 Total Liabilities     964,213
Stockholder's equity:
Common stock, $1 par value;
 authorized 300,000 shares;
 issued and outstanding 100 shares    100
Additional paid-in capital    900
Retained earnings    614,014
  Total Stockholder's Equity     615,014
  Total Liabilities and Stockholder's Equity   $ 1,579,227
The accompanying notes are an integral part
of the statement of financial condition.
FIDELITY MANAGEMENT & RESEARCH (FAR EAST) INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT & RESEARCH COMPANY) NOTES TO STATEMENT
OF FINANCIAL CONDITION
________

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
BUSINESS
Fidelity Management & Research (Far East) Inc. (the Company) is a wholly-owned subsidiary of Fidelity Management & Research Company (the parent). The Company is a registered investment advisor and provides research advice to the parent and an affiliate pursuant to a research joint venture agreement. Intercompany transactions are settled during the normal course of business.
INVESTMENTS
Investments consist of shares held in a Fidelity mutual fund and are carried at the lower of cost or market. The fair value of investments is equal to the quoted market price.
FURNITURE AND EQUIPMENT
Furniture and equipment are stated at cost less accumulated depreciation. Depreciation is computed over the estimated useful lives of the related assets, which vary from three to five years, using the straight-line method. Maintenance and repairs are charged to operations when incurred. INCOME TAXES
The Company is included in the consolidated federal income tax return filed by FMR Corp., the parent company of Fidelity Management & Research Company. The Company is allocated a charge by FMR Corp. representing the sum of the applicable foreign and U.S. statutory income tax rates.
Effective January 1, 1993, FMR Corp. and the Company adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," which requires recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between tax bases and financial reporting bases. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Adoption of this statement did not have a material impact on the Company's financial position.
EXHIBIT 1
   The language to be added to the current contract is underlined; the language to be deleted is set forth in [brackets].
   The current contract is substantially similar; the specific areas that differ are the Preamble and Section 3 of this Form of Management Contract Exhibit.
MANAGEMENT CONTRACT
BETWEEN
FIDELITY COMMONWEALTH TRUST:
FIDELITY SMALL CAP STOCK FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
 [AGREEMENT] MODIFICATION made this [17th] 1st day of [June 1993] November 1994, by and between Fidelity Commonwealth Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Small Cap Stock Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser").
 Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated June 17, 1993, to a modification of said Contract in the manner set forth below. The Modified Management Contract shall when executed by duly authorized officers of the Fund and the Adviser, take effect on the later of November 1, 1994 or the first day of the month following approval.
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The Adviser [, at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in
Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Basic Fee and a Performance
Adjustment   .     [to the basic fee based upon the investment performance
of the Portfolio in relation to the] The Performance Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance than the Russell 2000 Index (the "Index"). The Performance Adjustment is not cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index. The Basic Fee and the Performance Adjustment will be computed as follows:
 (a) Basic Fee Rate: The annual Basic Fee Rate shall be the sum of the Group Fee Rate and the Individual Fund Fee Rate calculated to the nearest millionth decimal place as follows:
  (i) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the [charter of each investment company] fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:
Average Net Assets    Annualized Fee Rate (for each level)

0              -          $ 3 billion   .5200%

3              -          6             .4900%

6              -          9             .4600%

9              -          12            .4300%

12             -          15            .4000%

15             -          18            .3850%

18             -          21            .3700%

21             -          24            .3600%

24             -          30            .3500%

30             -          36            .3450%

36             -          42            .3400%

42             -          48            .3350%

48             -          66            .3250%

66             -          84            .3200%

84             -          102           .3150%

102            -          138           .3100%

138            -          174           .3050%

   [Over                     174]          [.3000%]

   174            -          210           .3000%

   210            -          246           .2950%

   246            -          282           .2900%

   282            -          318           .2850%

   318            -          354           .2800%

   354            -          390           .2750%

   Over                      390           .2700%

  (ii) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be
.35%.
 (b) Basic Fee. One-twelfth of the [annual] Basic Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust [of the Fund] or other organizational document) determined as of the close of business on each business day throughout the month. The resulting dollar amount comprises
the Basic Fee. [This        basic fee will be subject to upward or downward
adjustment on the basis of the Portfolio's investment performance as follows:]
 (c)    [The]     Performance Adjustment Rate: [An adjustment to the
monthly basic fee will be made by applying a performance adjustment rate to the average net assets of the Portfolio over the performance period. The resulting dollar figure will be added to or subtracted from the basic fee depending on whether the Portfolio experienced better or worse performance than the Index.] The Performance Adjustment Rate is 0.02% for each percentage point [rounded to the nearer point (the higher point if exactly one-half point) that the Portfolio's investment performance for the performance period] (the performance of the Portfolio and the Index each being calculated to the nearest percentage point) that the Portfolio's investment performance for the performance period was better or worse than the record of the Index as then constituted. The maximum performance adjustment rate is 0.20%.
 The performance period will commence with the first day of the first full
month        [of operation] following the Portfolio's commencement of
operations. During the first eleven months of [the operation of] the performance period for the Portfolio, there will be no performance adjustment. Starting with the twelfth month of the performance period, the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.
 The Portfolio's investment performance will be measured by comparing (i) the opening net asset value of one share of the Portfolio on the first business day of the performance period with (ii) the closing net asset value of one share of the Portfolio as of the last business day of such period. In computing the investment performance of the Portfolio and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Portfolio, and all cash distributions of the [companies whose stocks comprise] securities included in the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended.
 [The computation of the performance adjustment will not be cumulative. A positive fee rate will apply even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a negative fee rate will apply for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index.]
 (d) Performance Adjustment. One-twelfth of the annual Performance Adjustment Rate [shall] will be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust [of the Fund] or other organizational document [adjusted as provided in sub-paragraph (e) of this paragraph 3 below, if applicable]) determined as of the close of business on each business day throughout the month and the performance period. [The resulting dollar amount is added to or deducted from the basic fee.]
 (e) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect for that month. The Basic Fee Rate will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. The amount of this Performance Adjustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the 36-month period ending on the last business day on which this Contract is in effect provided that if this Contract has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.
 4. It is understood that the Portfolio will pay all its expenses [other than those expressly stated to be payable by the Adviser hereunder], which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio;
(viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [1993] 1995 and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.
 8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Securities and Exchange Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
[SIGNATURE LINES OMITTED]
EXHIBIT 2
FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS (A)
         RATIO OF   RATIO OF NET
         ADVISORY FEES   ADVISORY FEES
         TO AVERAGE   TO AVERAGE   RATIO OF
      AVERAGE   NET ASSETS   NET ASSETS  EXPENSES TO
INVESTMENT   FISCAL   NET ASSETS   PURSUANT TO   PAID  AVERAGE NET
OBJECTIVE AND FUND   YEAR END (A)   (MILLIONS)   ADVISORY CONTRACT   TO FMR
(B)   ASSETS (C)
GROWTH AND INCOME
Balanced (3)  7/31/93 $ 2,154.5 0.53% 0.53% 0.93%
Dividend Growth (3) 7/31/93**  9.2 0.62(dagger) - 2.50(dagger)
Global Balanced (1) 7/31/93**  35.7 0.77(dagger) 0.77(dagger) 2.12(dagger)
Growth & Income 7/31/93  5,195.4 0.53 0.53 0.83
Puritan (3)   7/31/93  6,319.2 0.47 0.47 0.74
Advisor Income &
 Growth   10/31/93  870.1 0.53 0.53 1.51
International Growth
 & Income (2) 10/31/93  301.5 0.77 0.77 1.52
Advisor Equity Portfolio
 Income :
 Class A (3) 11/30/93  19.1 0.50 0.50 1.77
 Institutional Class (3) 11/30/93  167.8 0.50 0.50 0.79
Convertible Securities (3) 11/30/93  782.6 0.53 0.53 0.92
Equity-Income II (3) 11/30/93  3,544.3 0.53 0.53 0.88
Variable Insurance
 Products:
  Equity-Income 12/31/93  952.1 0.53 0.53 0.62
Equity-Income (3) 1/31/94  6,040.5 0.38 0.38 0.66
Real Estate (3) 1/31/94  417.9 0.63 0.63 1.13
Utilities Income (3) 1/31/94  1,394.4 0.53 0.53 0.86
U.S. Equity Index 2/28/94  1,647.0 0.28 - 0.28
Market Index  4/30/94  300.9 0.45 0.45 0.45
Fidelity Fund (3) 6/30/94   1,545.0 0.41 0.41 0.65
ASSET ALLOCATION
Asset Manager 9/30/93  4,704.2 0.72 0.72 1.09
Asset Manager:
 Growth (3)(4) 9/30/93  566.0 0.73 0.63 1.19
Asset Manager:
 Income (3)(4) 9/30/93  79.1 0.44 - 0.65
Variable Insurance
 Products II:
  Asset Manager (3) 12/31/93  1,432.9 0.72 0.72 0.88
  Index 500 12/31/93  20.8 0.28 - 0.28
GROWTH
         RATIO OF   RATIO OF NET
         ADVISORY FEES   ADVISORY FEES
         TO AVERAGE   TO AVERAGE   RATIO OF
      AVERAGE   NET ASSETS   NET ASSETS  EXPENSES
TO
INVESTMENT   FISCAL   NET ASSETS   PURSUANT TO   PAID  AVERAGE
NET
OBJECTIVE AND FUND   YEAR END (A)   (MILLIONS)   ADVISORY CONTRACT   TO FMR
(B)
 ASSETS (C)
Blue Chip Growth 7/31/93  589.5 0.72 0.72 1.25
Low-Priced Stock (3) 7/31/93  2,048.8 0.76 0.76 1.12
OTC Portfolio 7/31/93  1,202.7 0.74 0.74 1.08
Advisor Strategic
 Opportunities (3) 9/30/93 $ 219.2 0.54% 0.54% 1.57%
Destiny I   9/30/93#  2,920.5 0.60(dagger) 0.60(dagger) 0.65(dagger)
Destiny II   9/30/93#  1,100.8 0.71(dagger) 0.71(dagger) 0.84(dagger)
Strategic
 Opportunities (3) 9/30/93  19.2 0.54 0.54 0.89
Advisor Emerging Asia
 Fund, Inc. (5) 10/31/94**  117.0 1.01(dagger) 1.01(dagger) 1.86(dagger)
Advisor Global
 Resources (3) 10/31/93  14.4 0.77 0.77 2.62
Advisor Growth
 Opportunities  10/31/93  1,204.5 0.68 0.68 1.64
Advisor Overseas (2) 10/31/93  65.5 0.77 0.77 2.38
Canada (2)   10/31/93  61.1 0.86 0.86 2.00
Capital Appreciation (3) 10/31/93  1,139.1 0.48 0.48 0.86
Disciplined Equity (3) 10/31/93  622.1 0.70 0.70 1.09
Diversified
 International (2) 10/31/93  119.1 0.73 0.73 1.47
Emerging Markets (2) 10/31/93  144.4 0.77 0.77 1.91
Europe (2)   10/31/93  488.3 0.64 0.64 1.25
Europe Capital
 Appreciation (2) 10/31/94**  231.8 0.78(dagger) 0.78(dagger) 1.58(dagger)
Japan (1)   10/31/93  98.4 0.77 0.77 1.71
Latin America (2) 10/31/93**  114.6 0.77(dagger) 0.77(dagger) 1.94(dagger)
Overseas (2)  10/31/93  1,025.1 0.77 0.77 1.27
Pacific Basin (1) 10/31/93  251.2 0.80 0.80 1.59
Southeast Asia (1) 10/31/93**  139.3 0.77(dagger) 0.71(dagger) 2.00(dagger)
Stock Selector (3) 10/31/93  459.7 0.71 0.71 1.10
Value (3)   10/31/93  1,100.8 0.72 0.72 1.11
Worldwide (2) 10/31/93  148.9 0.78 0.78 1.40
Advisor Equity Portfolio
  Growth :
 Class A (3) 11/30/93  176.0 0.66 0.66 1.84
   Institutiona l Class (3) 11/30/93  226.7 0.66 0.66 0.94
Emerging Growth (3) 11/30/93  620.6 0.80 0.80 1.19
Growth Company (3) 11/30/93  2,119.8 0.75 0.75 1.07
New Millennium 11/30/93**  187.5 0.68(dagger) 0.68(dagger) 1.32(dagger)
Retirement Growth (3) 11/30/93  2,404.1 0.76 0.76 1.05
Congress Street 12/31/93  63.4 0.46 0.46 0.61
Contrafund (3) 12/31/93  4,138.1 0.69 0.69 1.06
Exchange   12/31/93  187.7 0.54 0.54 0.57
Trend (3)   12/31/93  1,296.7 0.65 0.65 0.92
Variable Insurance
 Products:
  Growth  12/31/93 $ 1,016.0 0.63% 0.63% 0.71%
  Overseas (2) 12/31/93  398.7 0.77 0.77 1.03
Mid-Cap Stock (3) 1/31/95**  17.6 0.62(dagger) 0.62(dagger) 2.23(dagger)
Select Portfolios:
 Air Transportation (3) 2/28/94  17.8 0.63 0.63 2.31
 American Gold 2/28/94  313.4 0.63 0.63 1.49
 Automotive (3) 2/28/94  133.8 0.63 0.63 1.68
 Biotechnology (3) 2/28/94  549.9 0.63 0.63 1.61
 Brokerage and Investment
  Management (3) 2/28/94  69.3 0.63 0.63 1.77
 Chemicals (3) 2/28/94  27.4 0.63 0.63 1.93
 Computers (3) 2/28/94  41.2 0.63 0.63 1.89
 Construction and
  Housing (3) 2/28/94  42.1 0.63 0.63 1.66
 Consumer Products (3) 2/28/94  9.0 0.63 0.49 2.48
 Defense and
  Aerospace (3) 2/28/94  4.6 0.63 - 2.53
 Developing
  Communications (3) 2/28/94  177.0 0.63 0.63 1.56
 Electronics (3) 2/28/94  54.3 0.63 0.63 1.67
 Energy (3)  2/28/94  126.1 0.63 0.63 1.66
 Energy Service (3) 2/28/94  94.0 0.63 0.63 1.65
 Environmental
  Services (3) 2/28/94  56.6 0.63 0.63 2.03
 Financial Services (3) 2/28/94  168.8 0.62 0.62 1.63
 Food and Agriculture (3) 2/28/94  110.1 0.62 0.62 1.64
 Health Care (3) 2/28/94  552.3 0.63 0.63 1.55
 Home Finance (3) 2/28/94  224.4 0.63 0.63 1.58
 Industrial Equipment (3) 2/28/94  58.2 0.63 0.63 1.68
 Industrial Materials (3) 2/28/94  33.8 0.64 0.64 2.08
 Insurance (3) 2/28/94   22.4 0.63 0.63 1.93
 Leisure (3)  2/28/94  88.1 0.63 0.63 1.53
 Medical Delivery (3) 2/28/94  105.8 0.63 0.63 1.79
 Multimedia (3) (6) 2/28/94  62.8 0.63 0.63 1.63
 Natural Gas (3) 2/28/94**  45.1 0.63(dagger) 0.63(dagger) 1.93(dagger)
 Paper and Forest
  Products (3) 2/28/94  27.0 0.64 0.64 2.07
 Precious Metals and
  Minerals (3) 2/28/94  378.4 0.63 0.63 1.55
 Regional Banks (3) 2/28/94  201.0 0.62 0.62 1.60
 Retailing (3) 2/28/94 $ 57.7 0.62% 0.62% 1.83%
 Software and Computer
  Services (3) 2/28/94  172.2 0.63 0.63 1.57
 Technology (3) 2/28/94  163.4 0.63 0.63 1.54
 Telecommunications (3) 2/28/94  353.3 0.63 0.63 1.53
 Transportation (3) 2/28/94  10.5 0.63 0.63 2.39
 Utilities (3) 2/28/94  310.9 0.63 0.63 1.35
Magellan (3)  3/31/94  29,816.4 0.76 0.76 0.99
Small Cap Stock 4/30/94**  572.2 0.68(dagger) 0.68(dagger) 1.18(dagger)
Fidelity Fifty (3) 6/30/94  44.2 0.63 0.63 1.58
CURRENCY PORTFOLIOS
Deutsche Mark
 Peformance, L.P. 12/31/93  8.4 0.50 - 1.50
Sterling
 Performance, L.P. 12/31/93  3.0 0.50 - 1.50
Yen Performance, L.P. 12/31/93  4.0 0.50 - 1.50
INCOME
Ginnie Mae  7/31/93  953.2 0.47 0.47 0.80
Mortgage Securities 7/31/93  428.9 0.47 0.47 0.76
Spartan Limited Maturity
 Government 7/31/93  1,653.7 0.65 0.65 0.65
Spartan Ginnie Mae 8/31/93  766.9 0.65 0.41 0.41
Government Securities 9/30/93**  616.6 0.47(dagger) 0.47(dagger)
0.69(dagger)
Short-Intermediate
 Government  9/30/93  167.6 0.47 0.18 0.61
Spartan Investment
 Grade Bond (3) 9/30/93  59.1 0.65 0.65 0.65
Spartan Short-Term
 Income (3) 9/30/93  547.0 0.65 0.20 0.20
Advisor Government
 Investment 10/31/93  40.8 0.46 - 0.68
Advisor High Yield 10/31/93  299.1 0.51 0.51 1.11
Advisor Short Fixed
 Income   10/31/93  359.6 0.47 0.47 0.95
Advisor Institutional
 Limited Term Bond:
 Class A    11/30/93  174.3 0.42 0.42 0.64
 Institutional Class 11/30/93  22.5 0.42 0.42 1.23




Institutional Short-
 Intermediate
  Government:
  Class I  11/30/93 $ 255.2 0.45% 0.45% 0.45%
  Class II  11/30/94**  .1 0.45(dagger) 0.45(dagger) 0.70(dagger)
Advisor Emerging
 Markets Income 12/31/94**  6.2 0.71(dagger) - 1.50(dagger)
Global Bond (2) 12/31/93  434.1 0.71 0.71 1.17
New Markets Income (2) 12/31/93**  114.6 0.71(dagger) 0.28(dagger)
1.24(dagger)
Short-Term World
 Income (2) 12/31/93  400.1 0.62 0.62 1.00
Spartan Bond
 Strategist (3) 12/31/93**  15.4 0.70(dagger) 0.70(dagger) 0.70(dagger)
Variable Insurance
 Products:
  High Income 12/31/93  343.1 0.51 0.50 0.64
Variable Insurance
 Products II:
  Investment Grade
   Bond  12/31/93  98.9 0.47 0.47 0.68
Spartan Long-Term
 Government Bond 1/31/94  85.8 0.65 0.65 0.65
U.S. Bond Index 2/28/94  190.2 0.32 - 0.32
Capital & Income (3) 4/30/94  2,644.6 0.71 0.71 0.97
Intermediate Bond (3) 4/30/94  1,782.5 0.31 0.31 0.64
Investment Grade Bond (3) 4/30/94  1,026.3 0.41 0.41 0.74
Short-Term Bond (3) 4/30/94  2,230.0 0.46 0.46 0.80
Spartan Government
 Income   4/30/94  397.4 0.65 0.65 0.65
Spartan High Income 4/30/94  671.4 0.75 0.75 0.75
Spartan Short-Intermediate
 Government 4/30/94  61.7 0.65 0.10 0.10
The North Carolina Capital
     Management   Trust:
        Term Portfolio 6/30/94  74.1 0.41 0.41   0.41
MONEY MARKET
Daily Money Fund:
 Capital Reserves:
  Money Market (4) 7/31/93  443.3 0.50 0.31 0.95
  U.S. Government
   Money Market (4) 7/31/93  269.5 0.50 0.38 0.95
 Money Market (4) 7/31/93  1,554.7 0.50 0.50 0.61
 U.S. Treasury (4) 7/31/93 $ 2,841.7 0.50% 0.50% 0.57%
 U.S. Treasury
  Income (4) 7/31/93  1,166.9 0.42 0.20 0.20
Spartan U.S. Treasury
 Money Market (4) 7/31/93  2,138.9 0.55 0.42 0.42
Daily Income Trust (4) 8/31/93  2,302.8 0.30 0.30 0.57
Money Market Trust:
 Domestic Money
  Market (4) 8/31/93  690.3 0.42 0.42 0.42
 Retirement Government
  Money Market (4) 8/31/93  1,338.8 0.42 0.42 0.42
 Retirement Money
  Market (4) 8/31/93  1,661.1 0.42 0.42 0.42
 U.S. Government (4) 8/31/93  297.5 0.42 0.42 0.42
 U.S. Treasury (4) 8/31/93  181.5 0.42 0.42 0.42
U.S. Government
 Reserves (4) 9/30/93  1,139.5 0.43 0.43 0.73
Cash Reserves (4) 11/30/93  9,761.4 0.14 0.13 0.48
State and Local Asset
 Management Series:
  Government Money
   Market (4) 11/30/93  844.5 0.43 0.43 0.43
Variable Insurance
 Products:
  Money Market (4) 12/31/93  307.3 0.14 0.13 0.22
Select Money Market (4) 2/28/94  462.6 0.13 0.13 0.72
Institutional Cash:
 Domestic Money
  Market (4) 3/31/94  762.8 0.20 0.12 0.18
 Money Market :
  Class A (4) 3/31/94  5,263.1 0.20 0.15 0.18
  Class B (4) 3/31/94**  34.4 0.20(dagger) 0.15(dagger) 0.50(dagger)
 U.S. Government (4) 3/31/94  4,830.3 0.20 0.14 0.18
 U.S. Treasury (4) 3/31/94  1,898.0 0.20 0.15 0.18
 U.S. Treasury II:
  Class A (4) 3/31/94  4,916.5 0.20 0.14 0.18
  Class B (4) 3/31/94**  1.5 0.20(dagger) 0.14(dagger) 0.50(dagger)
Spartan Money Market (4) 4/30/94  4,512.4 0.45 0.31 0.31
Spartan U.S. Governmenrt
 Money Market (4) 4/30/94  799.3 0.45 0.45 0.45
The North Carolina
 Capital Management Trust:
  Cash Portfolio (4) 6/30/94  1,391.7 0.39 0.39 0.39
TAX-EXEMPT INCOME
Daily Money Fund:
 Capital Reserves:
  Municipal Money
   Market (4) 7/31/93 $ 91.7 0.50% 0.22% 0.95%
Spartan Aggressive
 Municipal   8/31/93**  6.4 0.60(dagger) 0.60(dagger) 0.60(dagger)
Spartan Intermediate
 Municipal  8/31/93**  82.6 0.55(dagger) - -
Spartan Maryland
 Municipal  Income 8/31/93**  13.4 0.55(dagger) - -
Spartan Municipal
 Income   8/31/93  869.8 0.55 0.47 0.47
Spartan Municipal
 Money Market (4) 8/31/93  1,561.2 0.50 0.27 0.27
Spartan Short-
 Intermediate
  Municipal 8/31/93#  819.9 0.55(dagger) 0.55(dagger) 0.55(dagger)
Advisor High Income
 Municipal  10/31/93  316.4 0.42 0.42 0.92
Daily Tax-Exempt
 Money (4)  10/31/93  504.9 0.50 0.50 0.61
Spartan New Jersey
 Municipal Money
  Market (4) 10/31/93  329.1 0.50 0.44 0.44
Tax-Exempt Money
 Market Trust (4) 10/31/93  2,789.6 0.27 0.27 0.49
Advisor Institutional
 Limited Term
  Tax-Exempt:
  Class A  11/30/93  22.1 0.42 0.24 0.65
  Institutional Class 11/30/93  15.4 0.42 - 0.90
Advisor Short-Inter-
 Mediate Tax Exempt 11/30/94** 6.5 0.41(dagger) - 0.75(dagger) Connecticut Municipal
 Money Market (4) 11/30/93  300.3 0.42 0.42 0.61
High Yield Tax-Free 11/30/93  2,161.9 0.42 0.42 0.56
New Jersey Tax-Free
 Money Market (4) 11/30/93  357.5 0.42 0.42 0.63
Spartan Connecticut
 Municipal:
  High Yield 11/30/93  450.4 0.55 0.55 0.55
  Money Market (4) 11/30/93  128.5 0.50 0.24 0.24
Spartan Florida Municipal:
 Income   11/30/93 $ 377.5 0.55% 0.25% 0.25%
 Money Market (4) 11/30/93  204.4 0.50 0.18 0.18
Spartan New Jersey
 Municipal High Yield 11/30/93  399.2 0.55 0.55 0.55
Aggressive Tax-Free 12/31/93  891.9 0.47 0.47 0.64
Insured Tax-Free 12/31/93  426.3 0.42 0.42 0.61
Limited Term
 Municipals  12/31/93  1,174.6 0.41 0.41 0.57
Michigan Tax-Free:
 High Yield  12/31/93  528.9 0.42 0.42 0.59
 Money Market (4) 12/31/93  161.3 0.42 0.41 0.62
Minnesota Tax-Free 12/31/93  320.0 0.42 0.42 0.61
Municipal Bond 12/31/93  1,279.8 0.37 0.37 0.49
Ohio Tax-Free:
 High Yield  12/31/93  442.1 0.41 0.41 0.57
 Money Market (4) 12/31/93  244.4 0.42 0.42 0.59
Spartan Pennsylvania
 Municipal:
  High Yield 12/31/93  283.2 0.55 0.55 0.55
  Money Market (4) 12/31/93  218.8 0.50 0.50 0.50
Massachusetts Tax-Free:
 High Yield  1/31/94  1,365.4 0.41 0.41 0.54
 Money Market (4) 1/31/94  577.0 0.41 0.41 0.66
New York Tax-Free:
 High Yield  1/31/94  477.9 0.41 0.41 0.58
 Insured   1/31/94  395.2 0.41 0.41 0.58
 Money Market (4) 1/31/94  564.0 0.41 0.41 0.62
Spartan Massachusetts
 Municipal Money
  Market (4) 1/31/94  339.5 0.50 0.40 0.40
Spartan New York
 Municipal:
  High Yield 1/31/94  427.7 0.55 0.55 0.55    Intermediate 1/31/94**  4.3
0.55(dagger) - -
  Money Market (4) 1/31/94  446.6 0.50 0.50 0.50
California Tax-Free:
 High Yield  2/28/94  588.0 0.41 0.41 0.57
 Insured   2/28/94  299.5 0.41 0.29 0.48
 Money Market (4) 2/28/94  540.0 0.41 0.41 0.64
Spartan California
 Municipal:
  High Yield 2/28/94  598.5 0.55 0.52 0.52
  Intermediate 2/28/94** $ 7.7 0.55(dagger)% -% -%
  Money Market (4) 2/28/94  944.0 0.50 0.21 0.21
Institutional Tax-
 Exempt Cash (4) 5/31/94  2,549.9 0.20 0.14 0.18
(a) All fund data are as of the fiscal year end noted in the chart or as of June 30, 1994, if fiscal year end figures are not yet available. Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.
(b) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations.
(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations, or paid by or due from brokers to which cer tain portfolio trades have been directed.
(dagger) Annualized
# Year end changed
** Less than a complete fiscal year
(1) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), Fidelity Investments Japan Ltd. (FIJ), Fidelity International Investment Advisors (FIIA), and Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.), with respect to the fund.
(2) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: FMR U.K., FMR Far East, FIJ (New Markets Income and Advisor Emerging Markets only), FIIA, and FIIAL U.K., with respect to the fund.
(3) Fidelity Management & Research Company has entered into sub-advisory agreements with FMR U.K. and FMR Far East, with respect to the fund.
(4) Fidelity Management & Research Company has entered into a sub-advisory agreement with FMR Texas Inc., with respect to the fund.
(5) Fidelity Management & Research Company has entered into sub-advisory agreements with FIIA and FIJ, with respect to the fund.
(6) Effective April 25, 1994, Select Broadcast and Media Portfolio has been renamed to Multimedia Portfolio.

   SCS-PXS-894 CUSIP #315912303/FUND #336
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- --------------------------------------------------------------------------
- -----------------------------------------------------------
FIDELITY COMMONWEALTH TRUST: FIDELITY SMALL CAP STOCK FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Thomas R. Williams, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY COMMONWEALTH TRUST: FIDELITY SMALL CAP STOCK FUND which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St.,
Boston, MA 02109, on October 26, 1994 at 9:30 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one.  This Proxy shall be voted on the proposals described in the
Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1994
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
SCS-PXC-894    cusip #315912303/fund# 336

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- --------------------------------------------------------------------------
- -----------------------------------------------------------

1.   To elect the twelve nominees specified below as       [  ] FOR all nominees    [  ]            1.
     Trustees: J. Gary Burkhead, Ralph F. Cox, Phyllis    listed (except as         WITHHOLD
     Burke Davis, Richard J. Flynn, Edward C. Johnson     marked to the contrary    authority to
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.       below).                   vote for all
     Lynch, Gerald C. McDonough, Edward H. Malone,                                  nominees.
     Marvin L. Mann, and Thomas R. Williams.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand    L.L.P    . as    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      independent accountants of the trust.

3.    To amend the Declaration of Trust to provide                     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                      FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      shareholder notification of appointment of Trustees.

5.    To amend the Declaration of Trust to provide the fund            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      with the ability to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

6.    To adopt a new fundamental investment policy for the             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
      fund permitting it to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

7.    To approve an amended management contract for the                FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   7.
      fund.







fund # 336

FIDELITY SMALL CAP STOCK FUND
Dear Fellow Shareholder:
I am writing to let you know that a special meeting of Fidelity Small Cap Stock Fund shareholders will be held in October to vote on several important proposals that affect the fund and your investment in it. As a shareholder, you have the opportunity to voice your opinion on these matters. This package contains information about the proposals and the materials to use when voting by mail.
Please take the time to read the enclosed materials and cast your vote on the yellow proxy card(s). PLEASE VOTE PROMPTLY. IT IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.
This is an opportunity to voice your opinion on matters that affect your fund. Voting promptly helps save money. If we do not receive enough votes, we must resolicit shareholders in an attempt to increase voter participation. That is a costly process paid for by your fund and, ultimately, by you.
HERE IS A BRIEF SUMMARY OF THE PROPOSALS.
All of the proposals summarized below have been carefully reviewed by the Board of Trustees. The Board of Trustees is responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interest of shareholders. They recommend that you vote for each proposal.
PROPOSAL 1 is to elect Trustees to the Board to supervise the trust's activities and review contractual arrangements with companies that provide the trust with services. A copy of the fund's most recent annual report for the fiscal period ended April 30, 1994 may be included with this mailing.
PROPOSAL 2 is to ratify the selection of Coopers & Lybrand L.L.P. as independent accountants of the trust.
PROPOSAL 3 is to amend the Declaration of Trust to provide voting rights based on a shareholder's total dollar value in the trust rather than on the number of shares owned. As a result, for trust-wide votes such as electing trustees, voting power would be proportionate to the dollar value of each shareholder's investment.
PROPOSAL 4 is to amend the Declaration of Trust to eliminate the requirement of notifying trust shareholders within three months in the event of an appointment of a Trustee. This proposal does not amend any other aspect of Trustee resignation or appointment.
PROPOSAL 5 is to amend the Declaration of Trust to provide the fund with the ability to invest all of its assets in another open-end investment company with substantially the same investment objective and policies. PROPOSAL 6 is to adopt a new fundamental investment policy for the fund permitting it to invest all of its assets in another open-end investment company with substantially the same investment objective and policies. PROPOSAL 7 is to amend the fund's management contract to revise the management fee calculation to provide for lower fees when FMR's assets under management exceed certain levels. Otherwise, the modified contract is substantially identical to the current management contract. THE AMENDED CONTRACT WILL RESULT IN A MANAGEMENT FEE WHICH IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER THE FUND'S CURRENT MANAGEMENT CONTRACT. SCS-PXL-894


Each of these proposals is described in greater detail in the enclosed Proxy Statement.
VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED.
We encourage you to exercise your right as a shareholder and to vote promptly. To cast your vote, simply complete the yellow proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope provided.
If you have any questions before you vote, please call us at 1-800-544-6666. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your fund. Sincerely,
Edward C. Johnson 3d
President